UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 20, 2021

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Omniome, Inc.

As previously disclosed on a Current Report on Form 8-K filed by Pacific Biosciences of California, Inc. (the “Company”) on July 20, 2021, the Company entered into an Agreement and Plan of Merger and Plan of Reorganization, dated July 19, 2021 (the “Merger Agreement”) with Omniome, Inc. (“Omniome”), Apollo Acquisition Corp., a wholly owned subsidiary of the Company, Apollo Acquisition Sub, LLC, a wholly owned subsidiary of the Company, and Shareholder Representative Services, LLC, as the securityholder representative. Pursuant to the Merger Agreement, the Company agreed to acquire all of the outstanding equity interests of Omniome, with Omniome continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). The Merger was completed on September 20, 2021.

Total consideration paid by the Company at closing consisted of approximately $316 million in cash, including adjustments for Omniome’s indebtedness and working capital, and approximately 9.4 million shares of the Company’s common stock. Of the 9.4 million shares of common stock issuable as part of the transaction, 8.8 million shares were issued at the close of the transaction with the remaining 0.6 million shares attributable to stock options issued by the Company in replacement of Omniome’s unvested options as part of the transaction. Subject to the terms of the Merger Agreement and the achievement of a specified milestone, the former holders of Omniome’s outstanding equity interests will also be entitled to receive $200 million (composed of approximately $100 million in cash and the rest in shares of the Company’s common stock).

Pursuant to the Merger Agreement, the Company assumed (i) certain outstanding unvested options to purchase shares of common stock of Omniome granted under the Omniome, Inc. 2014 Equity Incentive Plan (the “Omniome Plan”); and (ii) the shares of common stock of Omniome that were available for issuance under the Omniome Plan. These reserved but unissued shares are now reserved for future issuance under the Omniome Equity Incentive Plan of Pacific Biosciences of California, Inc., a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which the Company filed with the SEC as Exhibit 10.1 in its Current Report on Form 8-K on July 20, 2021, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Acquisition of Omniome, Inc.

The information set forth above under Item 2.01 relating to the stock consideration issued in connection with the Merger is hereby incorporated by reference into this Item 3.02.

Private Placement

As previously disclosed on a Current Report on Form 8-K filed by the Company on July 20, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors (the “Investors”) on July 19, 2021, pursuant to which the Company agreed to sell to the Investors an aggregate of 11,214,953 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $26.75 per share, for aggregate gross proceeds to the Company of approximately $300 million (the “Private Placement”). The closing of the Private Placement, which was conditioned upon the closing of the Merger, occurred on September 20, 2021.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which the Company filed with the SEC as Exhibit 10.2 in its Current Report on Form 8-K on July 20, 2021, and is incorporated herein by reference.

Item 8.01	Other Events.

On September 20, 2021, the Company issued a press release announcing the completion of the Merger and the Private Placement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The following financial statements are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 9.01(a):

•Audited consolidated balance sheets of Omniome as of December 31, 2020 and 2019, the related audited consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years ended December 31, 2020 and 2019, and the related notes, which are filed as Exhibit 99.2; and

•Unaudited condensed consolidated balance sheets of Omniome as of June 30, 2021 and December 31, 2020, the related unaudited condensed consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the six months ended June 30, 2021 and 2020, and the related notes, which are included as Exhibit 99.3.

(b) Pro forma financial information. The unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of Omniome, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2021, the unaudited pro forma condensed combined statements of operations and comprehensive loss for the six months ended June 30, 2021 and for the fiscal year ended December 31, 2020, and the notes related thereto, are filed as Exhibit 99.4 and are incorporated by reference into this Item 9.01(b).

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Omniome would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project future results of operations that the combined company may achieve.

(d) Exhibits.

Exhibit No.	Description

4.1	Omniome Equity Incentive Plan of Pacific Biosciences of California, Inc. and related forms of agreement thereunder.
10.1

Agreement and Plan of Merger and Plan of Reorganization among Pacific Biosciences of California, Inc., Apollo Acquisition Corp., Apollo Acquisition Sub, LLC, Omniome, Inc. and Shareholder Representative Services, LLC, as securityholder representative, dated as of July 19, 2021 (incorporated by reference to Company’s Current Report on Form 8-K filed with the SEC on July 20, 2021).*

10.2

Securities Purchase Agreement, dated as of July 19, 2021, by and between Pacific Biosciences of California, Inc. and each of the Investors (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2021).

23.1	Consent of KPMG LLP, independent auditors of Omniome, Inc.
99.1	Press Release issued on September 20, 2021, announcing the completion of the Mergers.
99.2

The audited consolidated balance sheets of Omniome, Inc. as of December 31, 2020 and 2019, the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years ended December 31, 2020 and 2019, the related notes and the related report of KPMG LLP, independent auditors of Omniome, Inc.

99.3

The unaudited condensed consolidated balance sheets of Omniome, Inc. as of June 30, 2021 and December 31, 2020, the related condensed consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the six months ended June 30, 2021 and 2020, and the related notes.

99.4	The unaudited pro forma condensed combined financial statements of Pacific Biosciences of California, Inc., giving effect to the acquisition of Omniome, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Michele Farmer

Michele Farmer Chief Accounting Officer

Date: September 20, 2021